UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 10, 2012

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In August 2011, Six Flags Entertainment Corporation (the “Company”) established a program (the “Project 500 Program”) pursuant to which executive officers and other employees were granted awards (a “Project 500 Award”), under the Six Flags Entertainment Corporation Long-Term Incentive Plan (the “Equity Plan”).  The Project 500 Program sets as a goal attaining $500 million of Modified EBITDA (as defined in the Company’s financial statements) by 2015 and the number and timing of any issuances of common stock under the Project 500 Program will depend on progress toward the $500 million target and the timing thereof.  The aggregate share payout under the Project 500 Program if the $500 million target is achieved in 2015 would be 1,400,000 shares but could be more or less depending on achievement and the timing thereof.  The issuance date of any shares pursuant to Project 500 Awards will be after the end of the year in which the performance is achieved.

The Project 500 Program as adopted in August 2011 provided for share distributions only with regard to financial achievement in calendar years 2013 through 2015.  In May 2012, the Company amended and restated the Project 500 Awards to provide for early achievement in the scenario in which the Company achieves the Project 500 Program targets in calendar year 2012.  The distribution of any shares under the Project 500 Program with regard to 2012 is highly unlikely, but the Company concluded that clarifying the operation of the Project 500 Program in advance of the bulk of 2012 performance was important.  At such time as the issuance of shares under the Project 500 Program becomes probable, if ever, the Company will commence taking compensation charges for the Project 500 Program.  The change to the Project 500 Program is to add 2012 and a share bonus/premium for achievement in that year.  In the event the Company was to achieve this goal in 2012 there will be a 50% early achievement bonus or premium on shares awarded. The existing program includes a 15% early achievement bonus if the EBITDA Target is met in calendar year 2014 and a 35% early achievement bonus for 2013.

The above summary of the material terms of the Project 500 Program does not purport to be complete and is qualified in its entirety by reference to the amended and restated Overview and the form of award agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein as well as the Equity Plan which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 10, 2010 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                       Exhibits

10.1                        Project 500 Program Amended and Restated Overview

10.2                        Project 500 Program Amended and Restated Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General Counsel

Date: May 11, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Project 500 Program Amended and Restated Overview

10.2	Project 500 Program Amended and Restated Award Agreement